NAVTEQ’s Acquisition of Traffic.com November 6, 2006

Important Disclosure This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations, assumptions and projections about NAVTEQ and the acquisition of Traffic.com at the time that the statements are made. Such statements may include, but are not limited to, NAVTEQ’s ability to integrate Traffic.com, expectations of future operating results, EPS dilution, revenue and cost synergies, traffic information growth rates, mix of revenue among customers and sales channels, and share of business. The forward-looking statements are subject to certain risks and uncertainties that may cause the actual results to differ materially from our past performance and our current expectations and projections. For a discussion of additional risks and factors that may affect future performance, please review the reports filed by NAVTEQ with the SEC; in particular, note the risk factors set forth under "Item 1A. Risk Factors" in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and "Item 1A. Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended July 2, 2006. NAVTEQ disclaims any obligation to update or revise any forward-looking statements, except as required by law.

Additional Information NAVTEQ will file a registration statement, which will contain a proxy statement/prospectus of NAVTEQ and Traffic.com, and other relevant documents with the Securities and Exchange Commission (SEC) with respect to the proposed merger. A definitive proxy statement/prospectus, when available, will be sent to security holders of Traffic.com seeking their approval of the proposed merger. Investors and security holders are urged to read carefully the definitive proxy statement/prospectus and other materials when they become available before making any voting or investment decision because it will contain important information regarding NAVTEQ, Traffic.com and the proposed merger. The documents filed with the SEC by NAVTEQ may be obtained free of charge from NAVTEQ’s website at www.navteq.com or by directing a request to NAVTEQ Corporation, 222 Merchandise Mart, Suite 900 Chicago, Illinois 60654, Attention: Investor Relations, telephone: (312) 894-7000. The documents filed with the SEC by Traffic.com may be obtained free of charge from Traffic.com’s website at www.traffic.com or by directing a request to Traffic.com, Inc., 851 Duportail Road, Wayne, PA 19087, Attention: Investor Relations, telephone: (610) 725-9700. NAVTEQ, Traffic.com and their respective executive officers, directors and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of Traffic.com in favor of the proposed merger. Information about the executive officers, directors and other employees of NAVTEQ and Traffic.com and their direct or indirect interests, by security holdings or otherwise, in the merger will be set forth in the proxy statement/prospectus when it becomes available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Transaction Summary

Transaction Rationale Traffic content is an excellent complement to navigation and is the most requested add-on feature by consumers NAVTEQ launched a traffic service in 2004 and has used Traffic.com as a primary source of data since that time Traffic.com offers a stream of proprietary traffic content as well as the technology and expertise to deliver that content for use in a wide variety of applications Specifically, the acquisition strengthens our strategic and financial position in the traffic business by: Providing access to valuable content Relieving dependency on third party data suppliers Improving supplier and distributor economics Providing state-of-the art traffic data processing capability Enhancing customer retention Enabling more flexibility in pricing and alternative revenue models Traffic.com also brings advertising expertise that could enable new business models for the commercialization of NAVTEQ content

Deal Structure and Financial Impact Blended offer price of $7.67 per Traffic.com share $8.00 in cash for 25% of the Traffic.com shares $7.56 in stock for 75% of the Traffic.com shares Total equity value of approximately $179 million Consideration of approximately $47 million in cash and 4.1 million shares of NAVTEQ common stock Acquisition statistics: Premium of 25% to recent closing price (1) Premium of 19% to average price since IPO Discount of 36% to IPO price Transaction is subject to approval by Traffic.com stockholders Expected to close in Q1 2007 Transaction expected be dilutive to EPS by $0.11-$0.17 in 2007 Majority of dilution caused by Traffic.com operating losses and non-cash amortization of intangibles Transaction expected to be accretive to EPS by 2009 (1) $6.15 closing price on November 3, 2006

Traffic.com Business Summary

Overview of Traffic.com Traffic.com is a leading provider of personalized traffic information in the U.S. Offering consumers and businesses real-time customized traffic reports in 50 metropolitan areas Traffic.com delivers traffic information across traditional media (radio, television) and new media (Internet, wireless devices and in-vehicle navigation systems) Traffic.com’s customers include: 200+ Internet & wireless companies 130+ independent radio stations 65+ television and cable stations Traffic.com has a proprietary sensor network that collects real-time traffic data in 22 major U.S. metropolitan cities Traffic.com supplements its proprietary information with data sourced from governmental agencies (where available) and provides incident and event data for all 50 cities of its coverage

U.S. Market for Traffic Information Sources: (1) Telematics Research Group, July 24, 2006 (2) NAVTEQ estimates (millions) The vehicle, PND and wireless traffic revenue opportunities are expected to more than double every year between 2006 and 2011 Historically, radio has been the dominant distribution channel for traffic data; however, in-dash vehicle systems and PNDs are expected to play an important role in the coming years Traditional Media TV and radio markets for traffic are projected to grow at 3% annually(2)Traffic Information Services The traffic information market for in-dash vehicle navigation and personal navigation (PNDs and mobile phones) is projected to grow at a 229% CAGR between 2006 and 2011(1)$0$200$400$600$800$1,000$1,2002005200620072008200920102011

Traffic.com’s Strategic Assets Proprietary Sensor Network Traffic.com has agreements with the US government and state and local agencies to provide traffic sensor data services in exchange for commercial use of the data Traffic.com is a principal USDOT subcontractor(1) and federal funds recipient for the creation of an intelligent transportation data collection/distribution system Unique Technology Platform Traffic Information Management System (TIMS) is a proprietary technology that allows Traffic.com to collect and analyze traffic information on a real-time basis and to deliver information across multiple media formats, including terrestrial and satellite radio, television, the Internet, and wireless devices Advertising Sales Capability Traffic.com’s established advertising model and sales and affiliation organizations could be the foundation for future advertising-based business modelsTraffic.com-Branded Website Traffic.com provides an interactive source for users to obtain personalized traffic flow, incident and event information(1) 1998 Transportation Equity Act for the 21st Century (TEA21).

Coverage of 50 U.S. Metropolitan Areas GOVERNMENT & INCIDENT DATA Dallas Denver Houston Milwaukee Minneapolis New York Portland INCIDENT DATA ONLY Albany Austin Charlotte Cincinnati Cleveland Columbus Greensboro Hartford Jacksonville Kansas City Louisville Miami Nashville New Orleans Norfolk Orlando Raleigh Richmond San Antonio Tucson Tulsa PROPRIETARY, GOVERNMENT & INCIDENT DATA Atlanta Baltimore Chicago Detroit Los Angeles Philadelphia Phoenix Sacramento Salt Lake City San Diego San Francisco San Jose Seattle Tampa Washington DC PROPRIETARY & INCIDENT DATA Boston Indianapolis Las Vegas Oklahoma City Pittsburgh Providence St. Louis

The Traffic.com End-to-End Solution Subscription Products Ad-Supported Products Other Sources (e.g., Probe Data)

Principal Sales Channels <10% of sales in 2006 >50% by 2010E >90% of sales in 2006 <50% by 2010E Ad-supported traffic on radio and TV Traffic information provided in exchange for ad inventory Traffic.com supplements ad inventory with advertising spot buys in the open market Representative customers include: ABC Radio Bonneville Cox Communications Fox Gannett NBC Universal Media Channel Interactive Channel Consumer Traffic.com branded website Traffic info to 3rd –party websites Mobile-based traffic applications Real-time streaming video B2B Traffic data provided to aggregators and OEMs NAVTEQ is a significant customer in this channel Other customers include: AOL, Garmin, Microsoft, XM Satellite Radio, Weather.com (Weather Channel)

Example: XM NavTraffic in the Acura RL Acura RL

Synergies and Integration

Synergies Enhance revenue growth and share of traffic business Reach a broader array of customers with flexible pricing and more creative business models Retain key customers based on reduced risk of disintermediation Improve PND and wireless offerings by incorporating Traffic.com data Improve supplier and distributor economics Enable transition to fixed cost data supply Eliminate redundant costs Identify and eliminate overlap in operations, G&A and public company costs Reduce NAVTEQ Traffic spending by leveraging TIMS and excess equipment capacity We expect revenue and cost synergies to generate pretax profit of $20 million - $25 million by 2009

Expecting a Smooth Integration NAVTEQ has worked with Traffic.com for over four years Traffic.com content already constitutes the majority of NAVTEQ Traffic data NAVTEQ’s customers are very familiar with Traffic.com Traffic.com data is built on NAVTEQ maps Next steps will be to: Close transaction in Q1 2007 Continue core traffic gathering operations and broadcast media distribution with minimal risk of disruption Integrate Traffic.com, and most immediately the Traffic operations, into existing dynamic content business Consolidate support functions (e.g., HR, Finance, Business Affairs, IT) within the first three months Over the past few years, NAVTEQ and Traffic.com have developed a strong operational relationship that should help facilitate the integration

Summary Traffic content is an excellent complement to navigation and is the most requested add-on feature by consumers Traffic.com offers a stream of proprietary traffic content as well as the technology and expertise to deliver that content for use in a wide variety of applications The acquisition strengthens our position in the traffic business and enables new business models and distribution channels for NAVTEQ content The transaction is expected be dilutive to EPS in 2007 and 2008 and accretive by 2009 We expect a smooth integration with minimal disruption to our core business and Traffic.com’s operations